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                                                                  Exhibit 10.1

Donar Enterprises, Inc.
12890 Hilltop Road
Argyle, Texas 76226

Ladies and Gentlemen:

          The undersigned subscriber ("SUBSCRIBER") hereby tenders this Subscription Agreement (this "AGREEMENT") in accordance with and subject to the terms and conditions set forth herein:

1.   Subscription.

     1.1. Subscriber hereby subscribes for and agrees to purchase the number of shares (the "SHARES") of common stock, $0.001 par value per share (the "COMMON SHARES"), of Donar Enterprises, Inc., a Delaware corporation (the "COMPANY"), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the "PURCHASE PRICE"). Subscriber has made or will make payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Common Shares for which Subscriber is subscribing (the "PAYMENT").

     1.2. This Agreement is part of an isolated offering of Common Shares being conducted by the Company in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended ( the "ACT"), afforded by
Section 4(2) thereunder.

     1.3. The Company will hold the closing of the offering (the "CLOSING") at any mutually agreeable time, hereinafter sometimes referred to as a "CLOSING DATE." Upon receipt by the Company of the requisite payment for all Common Shares to be purchased by the Subscriber, the Common Shares so purchased will be issued in the name of the Subscriber, and the name of the Subscriber will be registered on the stock transfer books of the Company as the record owner of such Common Shares. The Company will promptly thereafter issue to the Subscriber participating in such closing a stock certificate for the Common Shares so purchased.

     1.4. Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Agreement and (ii) written acceptance on the Closing Date by the Company of Subscriber's subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the "SUBSCRIPTION").

2.   Offering Material.

     2.1. Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:


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          (a) The Company's Annual Report on Form 10-KSB dated November 20, 2003
(the "Form 10-KSB"); and

          (b) All documents filed by the Company with the Securities and Exchange Commission (the "COMMISSION") subsequent to the Company's Form 10-KSB and prior to the date of this Agreement.

     The documents listed in this Section 2.1 shall be referred to herein as the "DISCLOSURE DOCUMENTS."

3.   Conditions to Subscriber's Obligations.

     3.1. The obligation of Subscriber to close the transaction contemplated by this Agreement (the "TRANSACTION") is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in Sections 3.2 through
3.5 hereof.

     3.2. The Company shall have executed this Agreement and delivered the same to the Subscriber.

     3.3. The Board of Directors of the Company shall have adopted resolutions consistent with Section 4.1(d) below in a form reasonably acceptable to the Subscriber.

     3.4. Subscriber shall have received copies of all documents and information which it may have reasonably requested in connection with the offering of Common Shares.

     3.5. No stop order or suspension of trading shall have been imposed by the Commission, or any other governmental regulatory body with respect to public trading in Common Shares of the Company.

     3.6. The representations and warranties of the Company shall be true and correct on and as of the Closing Date as though made on and as of such date.

4.   Representations and Warranties; Covenants; Survival.

     4.1. The Company represents and warrants to Subscriber that, at the date of this Agreement and at the Closing Date on which Subscriber purchases Common
Shares:


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          (a) The Company has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company need not give any notice to, register with, make any filings with, or obtain any authorization, consent, qualification or approval of any court, government, or governmental authority or agency in order to consummate the transactions contemplated by this Agreement.

          (b) The Company and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their states of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

          (c) Except as set forth in the Company's filings with the SEC, there are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the Company, that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Common Shares, or the business of the Company and its subsidiaries, or which concerns the transactions contemplated by this Agreement.

          (d) The Company, by appropriate and required corporate action, has, or will have prior to the Closing, duly authorized the execution of this Agreement and the issuance and delivery of the Common Shares. The Common Shares are not subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement and the Certificate of Incorporation of the Company, as amended and currently in effect, the Common Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The issuance of the Common Shares hereunder will not trigger any outstanding antidilution rights.

          (e) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Certificate of Incorporation or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is not in default under any provision of its Certificate of Incorporation or Bylaws or other organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation so as to affect adversely in any material manner its business or assets or its condition, financial or otherwise.

          (f) The Disclosure Documents, taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.


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          (g) The Company has provided Subscriber with all material public information in connection with the business of the Company and the transactions contemplated by this Agreement, and no representation or warranty made, nor any document, statement, or financial statement prepared or furnished by the Company in connection herewith contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

          (h) The Company is not now, and after the sale of the Common Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Common Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (i) The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

          (j) The Company has not taken any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Common Shares in any manner in contravention of applicable securities laws.

          (k) Subject to the accuracy of the Subscriber's representations and warranties in Section 7 of this Agreement, the offer, sale, and issuance of the Common Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

          (l) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Subscriber. The issuance of the Shares to the Subscriber will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act. The Company will not make any offers or sales of any security (other than the Common Shares) that would cause the offering of the Common Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

          (m) The Company is in material compliance with all applicable securities (or "Blue Sky") laws of the states of the United States in connection with the issuance and sale of the Common Shares to Subscriber.

          (n) The Company shall use all commercially reasonable efforts to keep the Common Shares quoted on the OTC Bulletin Board.

5.   Transfer and Registration Rights.


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     5.1. Subscriber acknowledges that it is acquiring the Common Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act and any applicable state or other securities laws ("STATE ACTS"). Subscriber further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Common Shares in violation of the Securities Act or State Acts and acknowledges that, in taking unregistered Common Shares, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that such Common Shares have not been registered under the Securities Act or State Acts and further realizes that such Common Shares cannot be sold unless subsequently registered under the Securities Act and State Acts or an exemption from such registration is available. Subscriber further recognizes that the Company is not assuming any obligation to register such Common Shares. Subscriber also acknowledges that appropriate legends reflecting the status of the Common Shares under the Securities Act and State Acts may be placed on the face of the certificates for such Common Shares at the time of their transfer and delivery to the holder thereof. This Agreement is made with Subscriber in reliance upon Subscriber's above representations.

     5.2. The Common Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Securities Act and State Acts.

6.   Closing.

     6.1. The Closing of the sale of the Common Shares to Subscriber shall take place at the offices of the Company at such time as the Company and Subscriber shall mutually agree.

7. Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company as follows:

     7.1. Subscriber has read the Disclosure Documents as set forth in Section
2.1 hereto and is familiar with the terms of the offering of Common Shares. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company (or any agent or representative of any of the Company). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber's legal, tax, accounting and financial advisers the suitability of an investment in the Common Shares for Subscriber's particular tax and financial situation.

     7.2. Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber's legal, tax, accounting and financial advisers.

     7.3. Subscriber and/or Subscriber's has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the offering of Common Shares.

     7.4. Subscriber is not subscribing for the Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

     7.5. Subscriber is an "ACCREDITED INVESTOR," within the meaning of Rule 501(a) of Regulation D under the Securities Act ("REGULATION D"). Subscriber, by reason of Subscriber's business or financial experience or the business or financial experience of Subscriber's professional advisers


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who are unaffiliated with and who are not compensated by the Company or any placement agent or any affiliate of either of them, directly or indirectly, can be reasonably assumed to have the capacity to protect Subscriber's own interests in connection with the transaction. Subscriber further acknowledges that Subscriber has read the written materials provided by the Company.

     7.6. Subscriber has adequate means of providing for Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Common Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

     7.7. Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the investment in Common Shares to evaluate the merits and risks of an investment in the Common Shares and to make an informed investment decision with respect thereto.

     7.8. Subscriber acknowledges that the Common Shares herein subscribed for have not been registered under the Securities Act or under any State Act. Subscriber understands further that in the absence of an effective registration statement, the Common Shares can only be sold pursuant to some exemption from registration, such as Rule 144 of the Securities Act, which requires, among other conditions, that the Common Shares be held for a minimum of one (1) year.

     7.9. Subscriber recognizes that an investment in the Common Shares involves substantial risks. Subscriber acknowledges that Subscriber has reviewed the risk factors identified within the Disclosure Documents. Subscriber further recognizes that no Federal or state agencies have passed upon this offering of the Common Shares or made any finding or determination as to the fairness of this investment.

     7.10. Subscriber acknowledges that each certificate representing the Common Shares shall contain a legend substantially in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     7.11. If this Agreement is executed and delivered on behalf of a partnership, corporation, limited liability company, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, limited liability company, trust or estate in connection with the purchase of the


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Common Shares, (b) to delegate authority pursuant to a power of attorney and (c)
to purchase and hold such Common Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, limited liability company, trust or estate is binding upon such partnership, corporation, limited liability company, trust or estate; and (iii) such partnership, corporation, limited liability company or trust has not been formed for the specific purpose of acquiring the Common Shares, unless each beneficial owner of such entity is qualified as an "ACCREDITED INVESTOR" within the meaning of Regulation D and has submitted information substantiating such individual qualification.

     7.12. If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that an investment in the Common Shares poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Common Shares to offset taxable income.

8.   Understandings.

     Subscriber hereby understands, acknowledges and agrees with the Company as follows:

     8.1. Upon notice of acceptance from the Company pursuant to Section 1.4, the Subscription hereunder is irrevocable by Subscriber, and that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

     8.2. No Federal or state agency has made any findings or determination as to the fairness of the terms of this offering for investment nor any recommendations or endorsement of the Common Shares.

     8.3. This offering of Common Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder

     8.4. It is understood that in order not to jeopardize the offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     8.5. No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker's, finder's or similar fee or commission in connection with this Subscription.

     8.6. IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING OF COMMON SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. THE COMMON SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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9.   Confidentiality and Nondisclosure

     9.1. In connection with the offering of the Common Shares, the Company is disclosing to Subscriber certain of its proprietary or non-public information. As a condition to the Company furnishing such information to Subscriber, Subscriber agrees, as set forth below, to treat confidentially such information, any other information the Company or its agents hereafter furnish to Subscriber or its agents and any information obtained by meeting with Company personnel, stockholders, vendors, attorneys, accountants, lenders or other business associates (all such information being collectively referred to as "MATERIAL"), together with any analyses, compilations, studies or other documents or records prepared by any of Subscriber or its directors, officers, employees, agents, advisers, financing sources, subsidiaries, or affiliates, if any, or representatives (including attorneys and accountants) ("REPRESENTATIVES," and together with Subscriber, the "AUTHORIZED Recipients"), which contain or otherwise reflect or are generated from the Material (collectively, the "DERIVATIVE MATERIAL"); provided that the terms "MATERIAL" and "DERIVATIVE MATERIAL" do not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Subscriber or its Representatives, (ii) was or becomes lawfully available to Subscriber from a source, other than the Company or its Representatives, which is not known by Subscriber to be bound by a confidentiality obligation to the Company or (iii) is required to be disclosed under applicable law or pursuant to process of law (but subject to the remaining provisions hereof.) For the purposes hereof, the Material and the Derivative Material are sometimes collectively referred to as the "EVALUATION MATERIAL".

     9.2. The Evaluation Material shall be used solely for the purpose of evaluating a possible investment in Common Shares and for no other purpose. Except to the extent permitted hereby, Subscriber shall not, without the Company's prior written authorization, directly, or indirectly, (a) disclose to any person who is not an Authorized Recipient the contents of any of the Evaluation Material or use or exploit the Evaluation Material other than in connection with a prospective investment in Common Shares or, (b) disclose to any person other than an Authorized Recipient the fact that Subscriber is considering an investment in Common Shares, the fact that Subscriber has requested or received information from the Company or any of the terms, conditions or other facts with respect to any such possible investment, including the status thereof. The term "PERSON" as used herein shall be broadly interpreted to include without limitation any corporation, partnership, limited liability company, association, mutual fund, other organization, group or individual.

     9.3. If Subscriber is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes) to disclose any Evaluation Material, Subscriber shall (a) provide the Company with prompt notice of such request and the documents requested so that the Company may seek an appropriate protective order and/or waive Subscriber's compliance with the provisions of this Agreement, (b) consult with the Company as to the advisability of taking legally available steps to resist or narrow such request and (c) provide reasonable assistance to the Company, without incurring any liability with respect thereto, in obtaining any protection for the Evaluation Material deemed appropriate by the Company. If in the absence of a protective order or the receipt of a waiver hereunder from the Company, Subscriber is nonetheless compelled to disclose the contents of any Evaluation Material or risk standing liable for contempt or suffer other censure or penalty, Subscriber may disclose such information to such tribunal, to the extent so compelled; provided, however, that Subscriber shall give the Company written notice of the information to be so disclosed as far in advance of its disclosure as is practicable and shall use commercially reasonable efforts to obtain an order or other reliable assurance that confidential treatment shall be accorded to such portion of the contents of any Evaluation Material required to be disclosed as the Company designates.


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     9.4. At any time upon the Company's request, Subscriber shall (a) promptly deliver to the Company all Material received by it or its Authorized Recipients (or any person receiving such Material from them), without retaining any copies thereof, and (b) destroy and permanently delete from any machine memory (and deliver to the Company written confirmation of the destruction and deletion thereof) all Derivative Material. The delivery of the Material and the destruction of the Derivative Material shall not relieve Subscriber of its confidentiality or other obligations hereunder.

     9.5. Subscriber understands that the Company makes no representation or warranty as to the accuracy or completeness of the Material and undertakes no obligation to update or supplement the Material. No review by the Company of any Derivative Material shall be deemed to obligate the Company with respect thereto. Subscriber agrees that the Company shall not have any liability to Subscriber or any of its agents, representatives or employees resulting from the Reviewing Party's reliance on any of the Evaluation Material; provided, that Subscriber acknowledges and agrees that nothing in this paragraph will be deemed to limit or impair any representation or warranty made by the Company in this Agreement.

     9.6. Subscriber understands and agrees that money damages would not be an adequate remedy for any breach of this Agreement and that the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and Subscriber further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for Subscriber's breach of this Agreement, but shall be in addition to all other remedies available to the Company at law or in equity. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. Except as specifically provided otherwise herein, Subscriber's obligations under this Agreement shall continue indefinitely and in perpetuity. Each party hereto shall be responsible for any breach of this Agreement by their respective Representatives.

10.  Miscellaneous.

     10.1. Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth above. As to the Subscriber to the address set forth below:

                          Mr. Johannes Wilhelmus Maria Kluijtmans
                          Catherinadal 3
                          3930 Hamont-Achel
                          Belgium

     10.2. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     10.3. In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement,


                                       9
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the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's reasonable outside attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

     10.4. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that the Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     10.5. The Company shall indemnify, defend and hold harmless Subscriber and each of its agents, partners, members, managers, officers, directors, representatives, or affiliates (collectively, the "Subscriber Indemnities") against any and all losses, liabilities, claims and expenses, including reasonable attorneys' fees ("Losses"), sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement or in any document delivered in connection herewith.

     10.6. The Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Subscriber or that Subscriber has purchased the Common Shares, without the prior written consent of the Subscriber, except as may be required by applicable law.

11. Signature. The signature page of this Agreement is contained as part of the applicable Subscription Package, entitled "SIGNATURE PAGE."


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                   SUBSCRIPTION AGREEMENT GENERAL INSTRUCTIONS

GENERAL INSTRUCTIONS

     These Subscription Documents contain all documents necessary to subscribe for Common Shares, $0.001 par value ("COMMON SHARES"), of Donar Enterprises, Inc., a Delaware corporation (the "COMPANY").

     You may subscribe for Common Shares by completing the Subscription Agreement in the following manner:

     1. Sign and state your address, telephone number and social security or other taxpayer identification number on the lines provided on the signature page to the Subscription Agreement and deliver the completed Subscription Agreement with payment of the entire purchase price of the Common Shares subscribed for as set forth below. Payment should be made in United States Dollars by wire transfer to:

            TIB - The Independent Bankers
            Bank
            ABA Routing #:  111010170
            For Credit To:  United Community Bank
            Account #:  1014455
            For Further Credit To:  Donar Enterprises, Inc.
            Account #:  018013542
            Attention:  Ruth Burns

     2. The Subscription Agreement Signature Page must be completed and signed. Send all documents to:

            Donar Enterprises, Inc.
            12890 Hilltop Road
            Argyle, Texas 76226
            Attention: Timothy P. Halter
            Telephone No.: (972) 233-0300
            Facsimile No.: (940) 455-7337

THE COMPLETED SUBSCRIPTION AGREEMENT SHOULD BE RETURNED IN ITS ENTIRETY TO THE COMPANY ABOVE.

ACCEPTANCE OF DELIVERY

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the completed Subscription Agreement will be reasonably determined by the Company. The Company reserves the absolute right to reject the completed Subscription Agreement, in its sole and absolute discretion. The Company also reserves the right to waive any irregularities in, or conditions of, the submission of the completed Subscription Agreement. The Company shall be under no duty to give any notification of irregularities in connection with any attempted subscription for Common Shares or incur any liability for failure to give such notification. Until such irregularities have been cured or waived, no subscription for Common Shares shall be deemed to have been made. If the Subscription Agreement is not properly completed and defects therein have not been cured or waived, the Subscription Agreement will be returned by the Company to the Subscriber as soon as practicable.

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE

     The undersigned investor hereby certifies that he or she (i) has received and relied solely upon information provided by the Company, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth in this Subscription Agreement and (iv) is a resident of the state or foreign jurisdiction indicated below.

     (a)  The undersigned subscribes for 162,100 Common Shares.

     (b) The total cost of the Common Shares subscribed for, at $3.75 per Common Share, is $608,000 (the "Purchase Price").


--------------------------------------
Name of Subscriber (Print)

--------------------------------------
Name of Joint Subscriber (if any) (Print)

--------------------------------------
Signature of Subscriber

--------------------------------------
Signature of Joint Subscriber (if any)

--------------------------------------
Capacity of Signatory (if applicable)

--------------------------------------
Social Security or Taxpayer
Identification Number

--------------------------------------
Residence Address

--------------------------------------
City             State        Zip Code

Telephone (    )
                ----------------------
Telecopy No.

----------------------------------


If other than Individual check one and indicate capacity of signatory under the signature:

[ ] Trust

[ ] Estate

[ ] Uniform Gifts to Minors Act of State of______

[ ] Attorney-in-fact

[ ] Corporation

[ ] Other _________________________________

If Joint Ownership, check one:

[ ] Joint Tenants with Right of Survivorship

[ ] Tenants in Common

[ ] Tenants by Entirety

[ ] Community Property

Backup Withholding Statement:
Please check this box only if the investor is subject to:

[ ] backup withholding.

Foreign Person:
Please check this box only if the investor is a:

[ ] nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate.


Subscriber agrees to the terms of this Subscription Agreement and, as required by the Internal Revenue Code and the temporary and final income tax regulations promulgated thereunder, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) Subscriber is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) Subscriber (unless the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

     THE SUBSCRIPTION FOR 162,100 COMMON SHARES OF DONAR ENTERPRISES, INC. BY THE ABOVE NAMED SUBSCRIBER(S) IS ACCEPTED AS OF JUNE 28, 2005.



                                       --------------------------
                                       By:  Timothy P. Halter
                                       Title:  President


                                       13